Improving the lives of hospitalized patients Cadence Pharmaceuticals, Inc. Corporate Presentation May 11, 2011 Exhibit 99.1

This presentation includes forward-looking statements, which are based on our current beliefs and expectations. Such statements include, without limitation, statements regarding: the anticipated U.S. market opportunity for OFIRMEV;  our projections regarding the number of formulary approvals of OFIRMEV; our belief that we can rapidly accelerate sales of
OFIRMEV; the potential for us to ultimately acquire Incline Therapeutics, Inc. or other product candidates; and our strategy for building a long-term hospital pain franchise.
You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.
Our actual future results may differ materially from our current expectations due to the risks and uncertainties inherent in our business. These risks include our dependence on the successful commercialization of OFIRMEV; the potential that delays in achieving formulary acceptance for OFIRMEV at a substantial number of targeted accounts may decrease the market potential for OFIRMEV; our ability to generate revenues from OFIRMEV; our ability to ensure an adequate and continued
supply of OFIRMEV; our ability to successfully enforce our marketing exclusivities and intellectual property rights, and to defend our patents; the potential product liability exposure associated with OFIRMEV; the risk that we may not be able to raise sufficient capital when needed, or at all; and other risks detailed under “Risk Factors” and elsewhere in our Annual
Report on Form 10-K for the period ended December 31, 2010, and our other filings made with the Securities and Exchange
Commission from time to time.
All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995 and we undertake no obligation to revise or update this presentation to reflect events or circumstances after the date hereof.
Forward-looking statements
CADENCE® and OFIRMEV® are trademarks of Cadence Pharmaceuticals, Inc..
IONSYS™ is a trademark of Incline Therapeutics, Inc.
© 2011 Cadence Pharmaceuticals, Inc. All rights reserved.

Cadence:
investment highlights
Hospital-focused specialty pharmaceutical company
OFIRMEV
®
launched with broad pain and fever indication in
January 2011
– Rapid formulary adoption demonstrated
– Established hospital sales team provides a core platform for the acquisition of additional products
– Management team with significant hospital commercial experience
Option to acquire Incline Therapeutics
– IONSYS™ transdermal PCA system
– Opportunity to leverage OFIRMEV sales force
Strong balance sheet

OFIRMEV
(acetaminophen) injection
1000 mg/100 mL
(10 mg/mL)
For Intravenous Use Only
Single Use Vial. Doses less than 1000 mg require aseptic transfer to a separate container prior to dispensing. Discard unused portion.
Rx only

cadence™
PHARMACEUTICALS

OFIRMEV
®
: product overview
OFIRMEV (acetaminophen) injection
– Proprietary IV acetaminophen formulation
– First and only IV formulation of acetaminophen
approved in the United States
– New class of IV medication
• non-narcotic / opioid
• non-NSAID
– Same formulation of IV acetaminophen marketed
by BMS in Europe since 2002 as Perfalgan
™
U.S. Commercial launch : January 17, 2011
PERFALGAN™ is a trademark of Bristol Myers Squibb Company.

OFIRMEV
®
: indication supports message
Broad Indication
• Mild to moderate pain
• Moderate to severe pain with adjunctive opioids
• Reduction of fever
• Adults and children 2 and older
Message
• Significant pain relief
• Reduced opioid consumption*
• Improved patient satisfaction
• Established safety profile
* Clinical benefit of opioid reduction not demonstrated

OFIRMEV
®
:
strong foundation for commercial success
Effective Pain
Control
• Sales force average  >10 years hospital selling experience
• Extensive relationships, significant overlap with prior
territory
• Substantial hospital commercial experience throughout
management
– CEO > 25 years, CCO > 15 years, VP of Sales > 25 years
• $10.75/ vial
• General Surgery DRG $23,000
• OFIRMEV may help reduce post surgical ambulation
time, and time to extubation in the ICU
• Significant pain relief
• Reduced opioid consumption*
• Improved patient satisfaction
Experienced
Hospital Sales
Force
Economic
Value
* Clinical benefit of opioid reduction not demonstrated

OFIRMEV
®
:
strong early launch indicators*
Rapid formulary adoption
– On formulary in 675 hospitals in first 15 weeks of launch
– Mix of formulary wins is representative of overall target market
– Includes major academic medical centers and large community healthcare systems
Most hospitals approved OFIRMEV without restriction
– Allows access across the hospital by range of physicians
Physician support and early experience positive
– Physician support strong driver of formulary success
– Physician feedback:
• Significant pain relief
• Utilization of less opioids
• Improved patient experience
* Launch through April 30, 2011

OFIRMEV
®
: vial sales off to strong start
Vial* Sales of Comparable New Hospital Product Launches Over Last 5 Years
0
20,000
40,000
60,000
80,000
100,000
120,000
1 2 3 4 5 6 7 8 9 10 11 12
Month Post Launch
OFIRMEV
(1-11)
TEFLARO
(1-11)
DORIBAX
(10-07)
CLEVIPREX
(9-08)
VAPRISOL
(3-06)
VIBATIV
(10-09)
LUSEDRA
(11-09)
ENTEREG (doses)
(06-08)
CALDOLOR
(9-09)
Average
(Excl OFIRMEV)
* # of doses are shown for Entereg, which is an oral product
OFIRMEV vs Avg: 546%
OFIRMEV Rank: 1
Source: Wolters Kluwer Pharma Solutions, Source® PHAST Institution. Based on Cadence comparison to other selected product launches in hospital market over period March 2006 – March 2011

Limitations of other IV pain therapies
Sedation
Nausea
Vomiting
Constipation
Headache
Cognitive impairment
Respiratory depression
Opioids NSAIDs
Black Box Warning
Bleeding
GI complications
Kidney complications
Cardiovascular risks
Prolonged recovery
Increased length of stay
Higher costs to the institution
Limited use

Pain Intensity Current US Approach Current EU Approach
Severe Opioids
IV
acetaminophen
+ opioids
Moderate Opioids
IV
acetaminophen
+/- opioids*
Mild Opioids
IV
acetaminophen
Multi-modal analgesia: the norms
* First post operative analgesic drug, then add opioids if necessary

Pain Intensity Differences
1.00
0.75
0.50
0.25
0.00
-0.25
-0.50
1
2
3
4
5
6
Time (hours)

	↓		

CADENCE™ PHARMACEUTICALS

Sinatra, et al. Anesthesiology, V 102, No. 4,  April 2005.
IV acetaminophen placebo p-value
Weighted sums of pain relief over 6hrs 6.6 2.2 <0.05
Patient Satisfaction (Good/excellent – 24 hrs) 41% 23% <0.01
Morphine consumption over 24 hrs** 38.3 mg (33% ) 57.4 mg <0.001
Safety
placebo
IV acetaminophen
Placebo-controlled, total hip or total knee replacement
(n=49/52)
p<0.001
. .
Sinatra Study: pivotal acute pain clinical trial
IV acetaminophen placebo p-value
Sum of pain intensity differences over 24hrs* -.28 -242.3 <0.001
6.6 2.2 <0.05
41% 23% <0.01
38.3 mg (33% ) 57.4 mg
IV acetaminophen comparable to placebo
*   Post hoc analysis based on currently acceptable regulatory endpoint
** Clinical benefit of opioid reduction was not demonstrated

OFIRMEV
®
: established safety profile
% of adult patients with AST/ALT elevations
in five repeat-dose clinical trials
IV APAP (n=402)
Placebo (n=379)
ALT
> 3x ULN
> 5x ULN
1.1% (n=4)
0.3% (n=1)
1.7% (n=6)
0.6% (n=2)
AST
> 3x ULN
> 5x ULN
1.0% (n=4)
0.5% (n=2)
1.1% (n=4)
0.8% (n=3)
* Data from a pooled analysis of 5 multiple –dose clinical studies involving adult patients.  P value is based on
Fisher’s Exact Test.
Established safety profile; well tolerated in clinical trials

Pain Intensity Opioid Reduction* Time p Value
Severe
33% 24h <0.01
61% 24h <0.05
Moderate 53% 0-6h 0.016
Mild
86% 24h <0.001
78% 24h <0.01
Consistent opioid reduction across studies
*Reduction in number of patients requiring analgesic rescue with ketorolac and fentanyl
1) Sinatra, et al, 2005; 2) Memis, et al, 2005; 3) Viscusi, et al, 2005; 4) Hong, et al, 2005; 5) Atef, Fawaz, 2007
1
2
3
4
5

European IV Acetaminophen Sales
100
90
80
70
60
50
40
30
20
10
0
UNITS (Million)
50%
40%
30%
20%
10%
0%
Unit SOM
2%
8%
11%
15%
17%
19%
20%
22%
2002
2003
2004
2005
2006
2007
2008
2009
Source: IMS
EU IV Acetaminophen
SOM

cadence™ PHARMACEUTICALS

14 Source: IMS Data *(SOM – Share of market) • >20% unit share of injectable analgesic market IV acetaminophen: EU market leader

IV acetaminophen + IV opioid
29.0%
IV acetaminophen + IV opioid + IV NSAID
24.0%
IV acetaminophen + IV NSAID
15.0%
IV acetaminophen alone
10.0%
IV opioid + IV NSAID
7.0%
Other
5.0%
IV NSAID alone
4.0%
IV opioid alone
4.0%

cadence PHARMACEUTICALS

Europe: 78% receive IV acetaminophen post-op
% of Inpatients Given Each of the Following Treatments Post-operatively
PharmaSavvy market research 2009. n=60 anesthetists (commissioned by Cadence Pharmaceuticals)

Surgeons
Anesthesiologists
2.6%
3.3%
5.9%
6.5%
8.0%
9.9%
8.1%
7.9%
16.0%
17.8%
20.1%
16.7%
39.4%
37.9%
73.4%
71.0%
IV NSAID alone
Product X + IV NSAID
Product X + IV opioid + IV NSAID
IV Opioid + IV NSAID
IV Opioid alone
Product X alone
Product X + IV Opioid
Total Product X

CADENCE PHARMACEUTICALS

US: >70% may receive IV acetaminophen post-op
Post-op inpatient treatment assignments assuming
availability of IV acetaminophen* (Product X)
PharmaSavvy market research 2009. n=102 (52 surgeons, 50 anesthesiologists)
* Based on target product profile similar to OFIRMEV™ approved indications

ATU Research 10/2010
Base: Anesthesiologists and surgeons
Q55. How soon after FDA approval would you expect to first use Product X (IV acetaminophen)?
Virtually all respondents expect to use OFIRMEV at some point.
About half of respondents across specialties would expect to try
OFIRMEV within one month after it is approved.
0
20
40
60
80
100
As soon as it is
available
1 month 3 months 6 months Within one year After more than
1 year
Anesthesiologist
General Surgeon
Orthopedic Surgeon
OB-GYN
Cardiothoracic Surgeon
Neurosurgeon
OFIRMEV
®
: early adoption

The UK experience:
an appropriate model
UK treatment paradigms for moderate
and acute pain are similar to those in
the US
– Higher opioid than NSAID usage
– Multimodal pain therapy
Perfalgan, BMY’s IV acetaminophen
– Launched  in 2004
– Has taken approximately 35% market
share
– Most share taken from opioids, some
from NSAIDS
Used alone and in combination
with opioids
– Multimodal therapy provides broader
market opportunity
UK Injectable Analgesics
Source:  IMS data, 2009
2004 2009
Opioids Perfalgan NSAIDS
89%
2%
35%
1%
9%
63%

Oral opioids:
acetaminophen combinations dominate
Opioid-acetaminophen combinations
Opioid-only products
Opioid-NSAID combinations
73%
25%
1%
Source: IMS data, 2008.
73% of oral opioid doses sold in U.S. contain acetaminophen
Approximately 14.4 billion total doses sold in 2008
Acetaminophen + hydrocodone is the most frequently dispensed Rx drug in the US (FDA, 2009)

OFIRMEV
®
: US market opportunity
US and EU injectable analgesics markets are similarly sized
Approximately 87 million IV acetaminophen units sold in
Europe in 2009
Continued EU market expansion after introduction of IV
acetaminophen
List price $10.75 per vial; net price approximately $10.05 per vial
Sources: IMS data, company estimates

21 Hospital products: multi-step launch process Regulatory Approval Doctor Access Formulary Access

Injectable analgesic market: highly concentrated
Source:  WoltersKluwer Non-Retail Outlet Data, June 2009 MAT
*Injectable analgesics consist of USCs 02221, 02211, 02131, 02231
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
0 1,000 2,000 3,000 4,000 5,000 6,000
Number of Hospitals
The top 1,874 (28%)
hospitals generated
80% of the total
market volume
Less than 750 (11%)
hospitals generated
50% of the total
market volume

Experienced, Seasoned, Tested Sales Organization
147 Hospital Sales Specialists
– >10 years hospital selling experience
– 90% resigned to join Cadence
– Extensive relationships, 70% overlap with prior territory
Deep hospital commercial experience
– CEO > 25 years
– CCO > 15 years
– VP Sales > 25 years
– Regional Business Directors > 20 years
– District Sales Managers > 9 years

OFIRMEV
®
: economic value
Placebo-controlled studies using IV acetaminophen demonstrated results that may be associated with possible hospital cost savings:
– Decreased opioid consumption *
• Total hip/knee replacement
(1)
• Total hip replacement
(2, 3)
• Adult tonsillectomy
(4)
• Endoscopic thyroidectomy
(5)
– Decreased time in PACU (post-anesthesia care unit)
(6)
– Decreased time to ambulation
(7)
– Decreased time to extubation in ICU
(8)
* Note: (1-5) Clinical
benefit of opioid reduction was not demonstrated
References: (1) Sinatra, 2005; (2) Viscusi, 2008; (3) Gimbel, 2008; (4) Atef, 2007; (5) Hong, 2010a; (6) Salihoglu, 2009; (7) Ohnesorge, 2009;
(8) Memis, 2010

NASDAQ WELCOMES
CADENCE
PHARMACEUTICALS
NASDAQ LISTED [CADX]
cadence
PHARMACEUTICALS
NASDAQ

cadence™
PHARMACEUTICALS

Cadence: financial position
12 Months
Ended
12/31/10
(MM)
3 Months
Ended
3/31/11
(MM)
Operating expenses
$  54.9 $  22.7
Cash, cash equivalents &
short-term investments
$134.1 $109.0
(1)
Shares outstanding
63.1 63.3
(1)
Does not include a $5.3 million upfront payment received in April 2011 under a data license agreement with Terumo

OFIRMEV
®
: product overview
OFIRMEV (acetaminophen) injection
– Proprietary IV acetaminophen formulation
– First and only IV formulation of acetaminophen
approved in the United States
– New Class of IV Analgesic
OFIRMEV launched with broad pain and fever
indication in January 2011
– Rapid formulary adoption demonstrated; 675
approvals by April 30
– Management team with significant hospital
commercial experience
– Established hospital sales team provides a core
platform for the acquisition of additional products